Business Acquisition	12 Months Ended
Dec. 31, 2025
Business Combination [Abstract]
Business Acquisition

Note 4: Business Acquisition

On December 6, 2024, the Company entered into an Exclusive Source Code License agreement (the “License Agreement”) between AgingTopic, LLC (“AgingTopic”) and the Company where the Company has acquired, subject to certain payment milestones, the source code and business activities of AgingTopic, which constitutes substantially all of AgingTopic’s assets utilized in the creation of advertising revenue from blog postings.. The agreement calls for a $5,000 cash payment upon execution, and certain royalty payments up to a maximum of $150,000, at which time it becomes a fully paid-up license. The royalty payments are to be repaid at 30% of net collection up to the first $50,000 has been repaid, after which the remaining $100,000 will be repaid based on 15% of net collections. After the payment of the $150,000 license fee, the Company will then pay a commission of 2.5% of net collections until 36 months after the date of the agreement.

This acquisition closed on December 6, 2024. The acquisition of AgingTopic is being accounted for as a business combination under ASC 805. The royalty payable is accounted for as a contingent consideration liability under ASC 805, with changes in fair value of the expected royalty amount recognized in current earnings. AgingTopic had not yet generated revenues prior to the time of acquisition.

As of December 31, 2025, Company determined it would not actively pursue the development of the AgingTopic Business and as such considered the payment of the royalty payments as remote and recorded a $150,000 gain on the change in fair value of contingent consideration during the year ended December 31, 2025.